Ivy Funds Variable Insurance Portfolios

Supplement dated January 2, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2013

and as supplemented May 2, 2013, July 2, 2013 and November 25, 2013

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Micro Cap Growth:

Portfolio Managers

The WSA Investment Team is primarily responsible for the day-to-day management of the Portfolio. The WSA Investment Team consists of Paul J. Ariano, Senior Vice President of WSA, who has co-managed the Portfolio since January 2005, Paul K. LeCoq, Senior Vice President of WSA, who has co-managed the Portfolio since January 2005, Luke A. Jacobson, Vice President of WSA, who has co-managed the Portfolio since January 2012, and Alexis C. Waadt, Vice President of WSA, who has co-managed the Portfolio since January 2013.

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Real Estate Securities:

Portfolio Managers

Matthew K. Richmond, Vice President and Portfolio Manager of Advantus Capital, has managed the Portfolio since January 2014 and Lowell R. Bolken, Vice President and Portfolio Manager of Advantus Capital, has managed the Portfolio since April 2006.

The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Micro Cap Growth:

Ivy Funds VIP Micro Cap Growth: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Funds VIP Micro Cap Growth. The WSA Investment Team consists of Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt. The WSA Investment Team is also primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund, whose investment manager is IICO. Messrs. Ariano and LeCoq each assumed their management responsibilities for the Portfolio in January 2005. Mr. Ariano joined the firm in 1995 as an analyst. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago. Mr. Jacobson assumed his management responsibilities for the Portfolio in January 2012. He joined the firm in 2004. Mr. Jacobson earned a BS in Finance from the University of Missouri and is a CFA Charter holder. Ms. Waadt assumed her management responsibilities for the Portfolio in January 2013. Ms. Waadt joined the firm in February 1997. She earned a BA in Economics from the University of California, San Diego and an MBA in Finance at San Diego State University.

The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Real Estate Securities:

Ivy Funds VIP Real Estate Securities: Matthew K. Richmond and Lowell R. Bolken are primarily responsible for the day-to-day management of Ivy Funds VIP Real Estate Securities. Messrs. Richmond and Bolken are also primarily responsible for the day-to-day management of Ivy Real Estate Securities Fund, whose investment manager is IICO. Mr. Richmond has held his responsibilities for Ivy Funds VIP Real Estate Securities since January 2014. He has been a Vice President and Portfolio Manager with Advantus Capital since December 2013. Most recently, Mr. Richmond served as Director of Real Estate Securities Portfolio Management for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, a position he held since 2000. He received a BS in Finance from the University of Nebraska and an MBA in Finance from the University of Iowa.

Mr. Bolken has held his responsibilities for Ivy Funds VIP Real Estate Securities since April 2006. He has been a Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

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